                                                                  EXHIBIT 99.3



CASE NAME:      KEVCO HOLDING, INC.                              ACCRUAL BASIS

CASE NUMBER:    401-40785-BJH-11

JUDGE:          BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------


                            MONTHLY OPERATING REPORT

                          MONTH ENDING: MARCH 31, 2001
                                        --------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ JOSEPH P. TOMCZAK                                          TREASURER
-----------------------------------------                ---------------------
Original Signature of Responsible Party                          Title

JOSEPH P. TOMCZAK                                            APRIL 27, 2001
-----------------------------------------                ---------------------
Printed Name of Responsible Party                                 Date


PREPARER:


/s/ DENNIS S. FAULKNER                                   ACCOUNTANT FOR DEBTOR
-----------------------------------------                ---------------------
Original Signature of Preparer                                   Title

DENNIS S. FAULKNER                                            APRIL 27, 2001
-----------------------------------------                ---------------------
Printed Name of Preparer                                          Date

CASE NAME:       KEVCO HOLDING, INC.                          ACCRUAL BASIS - 1

CASE NUMBER:     401-40785-BJH-11

COMPARATIVE BALANCE SHEET

                                                  SCHEDULED         MONTH           MONTH
ASSETS                                              AMOUNT          FEB-01          MAR-01          MONTH
------                                           ------------    ------------    ------------   ------------
 1.  Unrestricted Cash                                    232             232           5,010
 2.  Restricted Cash                                                                                       0
 3.  Total Cash                                           232             232           5,010              0
 4.  Accounts Receivable (Net)
 5.  Inventory
 6.  Notes Receivable
 7.  Prepaid Expenses
 8.  Other (Attach List)                                    0               0               0              0
 9.  Total Current Assets                                 232             232           5,010              0
10.  Property, Plant & Equipment
11.  Less: Accumulated
     Depreciation/Depletion
12.  Net Property, Plant & Equipment                        0               0               0              0
13.  Due From Insiders
14.  Other Assets - Net of Amortization
     (Attach List)                                 95,356,800      86,653,739      86,435,679
15.  Other (Attach List)                           14,496,631      14,496,631      14,496,631              0
16.  Total Assets                                 109,853,663     101,150,602     100,937,320              0

POST PETITION LIABILITIES

17.  Accounts Payable                                                       0               0
18.  Taxes Payable
19.  Notes Payable
20.  Professional Fees
21.  Secured Debt
22.  Other (Attach List)                                                    0               0              0
23.  Total Post Petition Liabilities                                        0               0              0

PRE PETITION LIABILITIES

24.  Secured Debt (FOOTNOTE)                       75,885,064      63,113,388      63,113,388
25.  Priority Debt
26.  Unsecured Debt
27.  Other (Attach List)                          328,039,345     320,345,497     321,190,468              0
28.  Total Pre Petition Liabilities               403,924,409     383,458,885     384,303,856              0
29.  Total Liabilities                            403,924,409     383,458,885     384,303,856              0

EQUITY

30.  Pre Petition Owners' Equity                                 (294,070,746)   (294,070,746)
31.  Post Petition Cumulative Profit Or (Loss)                     (1,009,211)     (2,067,464)
32.  Direct Charges To Equity (FOOTNOTE)                           12,771,674      12,771,674
33.  Total Equity                                                (282,308,283)   (283,366,536)             0
34.  Total Liabilities and Equity                                 101,150,602     100,937,320              0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO HOLDING, INC.                        SUPPLEMENT TO

CASE NUMBER:     401-40785-BJH-11                          ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                     SCHEDULED            MONTH              MONTH
ASSETS                                                AMOUNT              FEB-01             MAR-01            MONTH
------                                                ------              ------             ------            -----
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                                  0                  0                  0              0

A. Goodwill: SSS                                      6,097,280          6,082,516          6,067,753
B. Goodwill: Bowen                                   13,569,437         13,537,854         13,506,272
C. Goodwill: BTE                                      1,657,846          1,653,625          1,649,404
D. Goodwill: Shelter                                 74,032,237         65,379,744         65,212,250
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                              95,356,800         86,653,739         86,435,679              0

A. Investment in Subsidiaries                        14,496,631         14,496,631         14,496,631
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                        14,496,631         14,496,631         14,496,631              0

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                           0                  0              0


PRE PETITION LIABILITIES

A. Interco. Payables (FOOTNOTE)                     199,539,345        191,845,497        192,692,806
B. 10 3/8% Senior Sub. Notes                        105,000,000        105,000,000        105,000,000
C. Sr. Sub. Exchangeable Notes                       23,500,000         23,500,000         23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                              328,039,345        320,345,497        321,192,806              0

CASE NAME:      KEVCO HOLDING, INC.                         ACCRUAL BASIS - 2

CASE NUMBER:    401-40785-BJH-11


INCOME STATEMENT


                                                   MONTH                     MONTH                           QUARTER
REVENUES                                           FEB-01                    MAR-01           MONTH           TOTAL
--------                                           ------                    ------           -----          -------
1.    Gross Revenues                                                                                                   0
2.    Less: Returns & Discounts                                                                                        0
3.    Net Revenue                                            0                       0                                 0

COST OF GOODS SOLD

4.    Material                                                                                                         0
5.    Direct Labor                                                                                                     0
6.    Direct Overhead                                                                                                  0
7.    Total Cost Of Goods Sold                               0                       0                                 0
8.    Gross Profit                                           0                       0                                 0

OPERATING EXPENSES

9.    Officer / Insider Compensation                                                                                   0
10.   Selling & Marketing                                                                                              0
11.   General & Administrative                                                   2,111                             2,111
12.   Rent & Lease                                                                 500                               500
13.   Other (Attach List)                                                          271                               271
14.   Total Operating Expenses                               0                   2,882                             2,882
15.   Income Before Non-Operating
      Income & Expense                                       0                  (2,882)                           (2,882)

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)                  843,229                 375,456                         1,218,685
17.   Non-Operating Expense (Att List)              (2,425,531)             (1,212,766)                       (3,638,297)
18.   Interest Expense                                                                                                 0
19.   Depreciation / Depletion                                                                                         0
20.   Amortization                                    (218,060)               (218,060)                         (436,120)
21.   Other (Attach List)                              791,150                       0                           791,150
22.   Net Other Income & Expenses                   (1,009,212)             (1,055,370)                       (2,064,582)

REORGANIZATION EXPENSES

23.   Professional Fees                                                                                                0
24.   U.S. Trustee Fees                                                                                                0
25.   Other (Attach List)                                                                                              0
26.   Total Reorganization Expenses                          0                       0                  0              0
27.   Income Tax                                                                                                       0
28.   Net Profit (Loss)                             (1,009,212)             (1,058,252)                       (2,067,464)


This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:           KEVCO HOLDING, INC.                    SUPPLEMENT TO

CASE NUMBER:         401-40785-BJH-11                      ACCRUAL BASIS - 2


INCOME STATEMENT

                                         MONTH             MONTH                              QUARTER
OPERATING EXPENSES                       FEB-01            MAR-01            MONTH             TOTAL
------------------                    ------------      ------------      ------------      ------------
A.    Taxes                                                      271                                 271
B.                                                                                                     0
C.                                                                                                     0
D.                                                                                                     0
E.                                                                                                     0
      TOTAL OTHER OPERATING
        EXPENSES - LINE 13                       0               271                 0               271


OTHER INCOME & EXPENSES

A.    Intercompany Royalties               843,229           375,456                           1,218,685
B.                                                                                                     0
C.                                                                                                     0
D.                                                                                                     0
E.                                                                                                     0
      TOTAL NON-OPERATING
        INCOME - LINE 16                   843,229           375,456                 0         1,218,685

A.    Intercompany Interest             (2,425,531)       (1,212,766)                         (3,638,297)
B.                                                                                                     0
C.                                                                                                     0
D.                                                                                                     0
E.                                                                                                     0
      TOTAL NON-OPERATING
        EXPENSE - LINE 17               (2,425,531)       (1,212,766)                0        (3,638,297)

A.    Goodwill                           8,485,000                                             8,485,000
B.    Interco. Credit                   (7,693,850)                                           (7,693,850)
C.                                                                                                     0
D.                                                                                                     0
E.                                                                                                     0
      TOTAL OTHER EXPENSE -
        LINE 21                            791,150                 0                 0           791,150

CASE NAME:          KEVCO HOLDING, INC.                     ACCRUAL BASIS - 3

CASE NUMBER:        401-40785-BJH-11

CASH RECEIPTS AND                                   MONTH            MONTH                            QUARTER
DISBURSEMENTS                                       FEB-01           MAR-01           MONTH            TOTAL
-----------------                                ------------     ------------     ------------     ------------
1.    Cash - Beginning Of Month                  SEE ATTACHED SUPPLEMENT AND FOOTNOTE
RECEIPTS FROM OPERATIONS
2.    Cash Sales                                                                                               0
COLLECTION OF ACCOUNTS RECEIVABLE
3.    Pre Petition                                                                                             0
4.    Post Petition                                                                                            0
5.    Total Operating Receipts                              0                0                0                0
NON-OPERATING RECEIPTS
6.    Loans & Advances (Interco. Transfer)                                                                     0
7.    Sale of Assets                                                                                           0
8.    Other (Attach List)                                                                                      0
9.    Total Non-Operating Receipts                          0                0                0                0
10.   Total Receipts                                        0                0                0                0
11.   Total Cash Available                                  0                0                0                0
OPERATING DISBURSEMENTS
12.   Net Payroll                                                                                              0
13.   Payroll Taxes Paid                                                                                       0
14.   Sales, Use & Other Taxes Paid                                                                            0
15.   Secured / Rental / Leases                                                                                0
16.   Utilities                                                                                                0
17.   Insurance                                                                                                0
18.   Inventory Purchases                                                                                      0
19.   Vehicle Expenses                                                                                         0
20.   Travel                                                                                                   0
21.   Entertainment                                                                                            0
22.   Repairs & Maintenance                                                                                    0
23.   Supplies                                                                                                 0
24.   Advertising                                                                                              0
25.   Other (Attach List)                                                                                      0
26.   Total Operating Disbursements                         0                0                0                0
REORGANIZATION DISBURSEMENTS
27.   Professional Fees                                                                                        0
28.   U.S. Trustee Fees                                                                                        0
29.   Other (Attach List)                                                                                      0
30.   Total Reorganization Expenses                         0                0                0                0
31.   Total Disbursements                                   0                0                0                0
32.   Net Cash Flow                                         0                0                0                0
33.   Cash - End of Month                                   0                0                0                0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:               KEVCO HOLDING, INC.                SUPPLEMENT TO
                                                            ACCRUAL BASIS - 3
CASE NUMBER:             401-40785-BJH-11                       MARCH-01
                                                            -----------------

                                                    KEVCO             KEVCO             KEVCO               KEVCO
                                                   DIST LP           MFG. LP             MGMT              HOLDING
                                                 ------------      ------------      ------------        ------------
 1 CASH-BEGINNING OF MONTH                             41,529           (55,996)       17,746,282                 232

  RECEIPTS FROM OPERATIONS
 2 CASH SALES                                         274,302                --
  COLLECTION OF ACCOUNTS RECEIVABLE
 3 PRE PETITION                                     1,120,290           367,383
 4 POST PETITION                                   15,181,617         6,014,122

 5 TOTAL OPERATING RECEIPTS                        16,576,209         6,381,505                --                  --

  NON OPERATING RECEIPTS
 6 LOANS & ADVANCES                                                          --
 7 SALE OF ASSETS                                         286                --
 8 OTHER                                                   --                --                --                  --
                 SALE EXPENSE REIMBURSEMENT
                 ADP ADVANCE
                 MISC.
                 INTEREST INCOME

 9 TOTAL NON OPERATING RECEIPTS                           286                --                --                  --

10 TOTAL RECEIPTS                                  16,576,495         6,381,505                --                  --

11 CASH AVAILABLE                                  16,618,024         6,325,509        17,746,282                 232

  OPERATING DISBURSEMENTS
12 NET PAYROLL                                      2,105,173         1,038,694           250,403
13 PAYROLL TAXES PAID                                                        --         1,538,108                 221
14 SALES, USE & OTHER TAXES PAID                          235             1,675                                    50
15 SECURED/RENTAL/LEASES                              327,171            99,127            97,670                 500
16 UTILITIES                                          119,696           124,447           344,565                  38
17 INSURANCE                                            5,770             1,447         1,241,403
18 INVENTORY PURCHASES                              3,246,839         2,943,026
19 VEHICLE EXPENSE                                     55,871            32,906
20 TRAVEL                                              17,371            11,694               512
21 ENTERTAINMENT                                        7,156             1,384
22 REPAIRS & MAINTENANCE                                9,451            32,333               470
23 SUPPLIES                                            10,799            58,576
24 ADVERTISING                                                               --                --
25 OTHER                                              394,411           226,566           214,929                 179
                 FREIGHT                              357,913           143,548
                 CONTRACT LABOR                         1,602             7,601            63,360
                 401 K PAYMENTS                                              --           151,450
                 PAYROLL TAX ADVANCE ADP
                 WAGE GARNISHMENTS
                 MISC.                                 34,896            75,417               119                 179

26 TOTAL OPERATING DISBURSEMENTS                    6,299,943         4,571,875         3,688,060                 988

  REORGANIZATION DISBURSEMENTS
27 PROFESSIONAL FEES                                                         --
28 US TRUSTEE FEES                                                           --
29 OTHER                                           10,316,598         1,848,876       (12,155,474)             (5,766)
                 LOAN PAYMENTS                                               --
                 INTERCOMPANY TRANSFERS            10,316,598         1,848,876       (12,155,474)             (5,766)

30 TOTAL REORGANIZATION EXPENSE                    10,316,598         1,848,876       (12,155,474)             (5,766)

31 TOTAL DISBURSEMENTS                             16,616,541         6,420,751        (8,467,414)             (4,778)

32 NET CASH FLOW                                      (40,046)          (39,246)        8,467,414               4,778
                                                 ------------      ------------      ------------        ------------

33 CASH- END OF MONTH                                   1,483           (95,242)       26,213,696               5,010
                                                 ============      ============      ============        ============

                                                    KEVCO            KEVCO
                                                  COMPONENTS          INC              TOTAL
                                                 ------------     ------------     ------------
 1 CASH-BEGINNING OF MONTH                                134            1,000       17,733,181

  RECEIPTS FROM OPERATIONS
 2 CASH SALES                                                                           274,302
  COLLECTION OF ACCOUNTS RECEIVABLE
 3 PRE PETITION                                                                       1,487,673
 4 POST PETITION                                                                     21,195,739

 5 TOTAL OPERATING RECEIPTS                                --               --       22,957,714

  NON OPERATING RECEIPTS
 6 LOANS & ADVANCES                                                                          --
 7 SALE OF ASSETS                                                                           286
 8 OTHER                                                2,700               --            2,700
                 SALE EXPENSE REIMBURSEMENT
                 ADP ADVANCE
                 MISC.                                  2,700
                 INTEREST INCOME

 9 TOTAL NON OPERATING RECEIPTS                         2,700               --            2,986

10 TOTAL RECEIPTS                                       2,700               --       22,960,700

11 CASH AVAILABLE                                       2,834            1,000       40,693,881

  OPERATING DISBURSEMENTS
12 NET PAYROLL                                                                        3,394,270
13 PAYROLL TAXES PAID                                     221                         1,538,550
14 SALES, USE & OTHER TAXES PAID                                                          1,960
15 SECURED/RENTAL/LEASES                                  500                           524,968
16 UTILITIES                                               38                           588,784
17 INSURANCE                                                                          1,248,620
18 INVENTORY PURCHASES                                                                6,189,865
19 VEHICLE EXPENSE                                                                       88,777
20 TRAVEL                                                                                29,577
21 ENTERTAINMENT                                                                          8,540
22 REPAIRS & MAINTENANCE                                                                 42,254
23 SUPPLIES                                                                              69,375
24 ADVERTISING                                                                               --
25 OTHER                                                  259               --          836,344
                 FREIGHT                                                                501,461
                 CONTRACT LABOR                                                          72,563
                 401 K PAYMENTS                                                         151,450
                 PAYROLL TAX ADVANCE ADP                                                     --
                 WAGE GARNISHMENTS                                                           --
                 MISC.                                    259                           110,870

26 TOTAL OPERATING DISBURSEMENTS                        1,018               --       14,561,884

  REORGANIZATION DISBURSEMENTS
27 PROFESSIONAL FEES                                                                         --
28 US TRUSTEE FEES                                                                           --
29 OTHER                                               (4,234)              --               --
                 LOAN PAYMENTS                                                               --
                 INTERCOMPANY TRANSFERS                (4,234)                               --

30 TOTAL REORGANIZATION EXPENSE                        (4,234)              --               --

31 TOTAL DISBURSEMENTS                                 (3,216)              --       14,561,884

32 NET CASH FLOW                                        5,916               --        8,398,816
                                                 ------------     ------------     ------------

33 CASH- END OF MONTH                                   6,050            1,000       26,131,997
                                                 ============     ============     ============

CASE NAME:          KEVCO HOLDING, INC.                     ACCRUAL BASIS - 4

CASE NUMBER:        401-40785-BJH-11

                                              SCHEDULED          MONTH            MONTH
ACCOUNTS RECEIVABLE AGING                       AMOUNT           FEB-01           MAR-01           MONTH
-------------------------                    ------------     ------------     ------------     ------------
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                          0                0                0                0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                          0                0                0                0

AGING OF POST PETITION                                 MONTH:     MARCH-01
TAXES AND PAYABLES                                           -------------------

                                    0 - 30          31 - 60          61 - 90            91 +
TAXES PAYABLE                        DAYS             DAYS             DAYS             DAYS             TOTAL
-------------                    ------------     ------------     ------------     ------------     ------------
1.   Federal                                                                                                    0
2.   State                                                                                                      0
3.   Local                                                                                                      0
4.   Other (Attach List)                    0                0                0                0                0
5.   Total Taxes Payable                    0                0                0                0                0
6.   Accounts Payable                                                                                           0

                                                       MONTH:     MARCH-01
STATUS OF POST PETITION TAXES                                -------------------

                                  BEGINNING TAX         AMOUNT                           ENDING TAX
FEDERAL                            LIABILITY *     WITHHELD AND/OR    (AMOUNT PAID)      LIABILITY
-------                           -------------    ---------------    -------------     ------------
1.   Withholding **                                                                                0
2.   FICA - Employee **                                      221              (221)                0
3.   FICA - Employer **                                                                            0
4.   Unemployment                                                                                  0
5.   Income                                                                                        0
6.   Other (Attach List)                      0               50               (50)                0
7.   Total Federal Taxes                      0              271              (271)                0

STATE AND LOCAL

8.   Withholding                                                                                   0
9.   Sales                                                                                         0
10.  Excise                                                                                        0
11.  Unemployment                                                                                  0
12.  Real Property                                                                                 0
13.  Personal Property                                                                             0
14.  Other (Attach List)                                                                           0
15.  Total State And Local                    0                0                 0                 0
16.  Total Taxes                              0              271              (271)                0

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO HOLDING, INC.                     ACCRUAL BASIS - 5

CASE NUMBER:        401-40785-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                         MONTH:     MARCH-01
                                                               -----------------

BANK RECONCILIATIONS                          Account # 1      Account # 2
--------------------                         ------------     ------------
A.   BANK:                                PNC Bank Delaware                   Other Accounts
B.   ACCOUNT NUMBER:                        56-0359-4664                      (Attach List)         TOTAL
C.   PURPOSE (TYPE):
1.   Balance Per Bank Statement                     5,010                                              5,010
2.   Add: Total Deposits Not Credited                                                                      0
3.   Subtract: Outstanding Checks                                                                          0
4.   Other Reconciling Items                                                                               0
5.   Month End Balance Per Books                    5,010                0                             5,010
6.   Number of Last Check Written                   1,022

INVESTMENT ACCOUNTS

                                              DATE OF           TYPE OF
BANK, ACCOUNT NAME & NUMBER                  PURCHASE         INSTRUMENT      PURCHASE PRICE    CURRENT VALUE
---------------------------                -------------    ---------------   --------------    -------------
7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                     0                0

CASH

12.  Currency On Hand                                                                                       0

13.  Total Cash - End of Month                                                                          5,010

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO HOLDING, INC.                     ACCRUAL BASIS - 6

CASE NUMBER:        401-40785-BJH-11

                                                       MONTH:      MARCH-01
                                                             -------------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                                                              TOTAL
                                              TYPE OF         AMOUNT         PAID TO
NAME                                          PAYMENT          PAID           DATE
----                                         ----------     ----------     ----------
1.
2.
3.
4.
5.   (Attach List)
6.   Total Payments To Insiders                                      0              0

                                  PROFESSIONALS

                                              DATE OF
                                            COURT ORDER                                     TOTAL          TOTAL
                                            AUTHORIZING       AMOUNT         AMOUNT        PAID TO        INCURRED
NAME                                          PAYMENT        APPROVED         PAID           DATE        & UNPAID *
----                                        -----------     ----------     ----------     ----------     ----------
1.
2.
3.
4.
5.   (Attach List)
6.   Total Payments To Professionals                                 0              0              0              0

     *    Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                        SCHEDULED MONTHLY    AMOUNTS PAID    TOTAL UNPAID
NAME OF CREDITOR                           PAYMENTS DUE      DURING MONTH    POST PETITION
----------------                        -----------------    ------------    -------------
1.
2.
3.
4.
5.   (Attach List)
6.   TOTAL                                             0               0                0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO HOLDING, INC.                     ACCRUAL BASIS - 7

CASE NUMBER:        401-40785-BJH-11

                                                       MONTH:     MARCH-01
                                                             -------------------

QUESTIONNAIRE

                                                                                                   YES            NO
                                                                                                  -----          -----
1.   Have any Assets been sold or transferred outside the normal course of
     business this reporting period?                                                                               X

2.   Have any funds been disbursed from any account other than a debtor in
     possession account?                                                                                           X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from
     related parties?                                                                                              X

4.   Have any payments been made on Pre Petition Liabilities this reporting
     period?                                                                                                       X

5.   Have any Post Petition Loans been received by the debtor from any party?                                      X

6.   Are any Post Petition Payroll Taxes past due?                                                                 X

7.   Are any Post Petition State or Federal Income Taxes past due?                                                 X

8.   Are any Post Petition Real Estate Taxes past due?                                                             X

9.   Are any other Post Petition Taxes past due?                                                                   X

10.  Are any amounts owed to Post Petition creditors delinquent?                                                   X

11.  Have any Pre Petition Taxes been paid during the reporting period?                                            X

12.  Are any wage payments past due?                                                                               X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                                   YES            NO
                                                                                                  -----          -----
1.   Are Worker's Compensation, General Liability and other necessary insurance
     coverages in effect?                                                                           X

2.   Are all premium payments paid current?                                                         X

3.   Please itemize policies below.

  If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

KEVCO HOLDING, INC. HAS NO EMPLOYEES; OPERATES AS A HOLDING COMPANY.

                              INSTALLMENT PAYMENTS

      TYPE OF POLICY                      CARRIER                    PERIOD COVERED          PAYMENT AMOUNT & FREQUENCY
      --------------                      -------                    --------------          --------------------------
General Liability                      Liberty Mutual                 9/1/00-9/1/01           Annual         $313,520
Umbrella                               National Union                 6/1/00-9/1/01           Annual         $103,349

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO HOLDING, INC.                FOOTNOTES SUPPLEMENT

CASE NUMBER:        401-40785-BJH-11                      ACCRUAL BASIS

                                                  MONTH:        MARCH-01
                                                        ------------------------

 ACCRUAL BASIS           LINE
  FORM NUMBER           NUMBER                      FOOTNOTE / EXPLANATION
 -------------          ------                      ----------------------

       1                   24      Pursuant to an Asset Purchase Agreement approved by the Court on
                                   February 23, 2001 and effective as of the same date among Kevco,
                                   Inc., Kevco Manufacturing, LP, Wingate Management Co. II, LP and
                                   Adorn LLC, certain assets and liabilities of Design Components, a division of Kevco Manufacturing, LP (Case No. 401-40784-BJH-11),
                                   were transferred to Adorn, LLC. At the effective date of
                                   purchase, Buyer assumed certain executory contracts,
                                   approximately $1.6 million of Kevco Manufacturing, LP's unsecured pre-petition liabilities, $3.5 million of accounts receivable, $5 million of inventory and $2.2 million (book value) of property and equipment. Payment was made directly to Bank of America, the secured lender, thereby reducing pre-petition secured debt.

       1                  27A      Intercompany payables are to co-debtors Kevco Management Co.
                                   (Case No. 401-40788-BJH-11), Kevco Distribution, LP (Case No.
                                   401-40789-BJH-11), Kevco Manufacturing, LP (Case No.
                                   401-40784-BJH-11), DCM Delaware, Inc. (Case No.
                                   401-40787-BJH-11), Kevco, Inc. (Case No. 401-40783-BJH-11), Kevco
                                   GP, Inc. (Case No. 401-40786-BJH-11), and Kevco Components, Inc.
                                   (Case No. 401-40790-BJH-11).

       1                   32      The direct charge to equity is due to the secured debt reduction pursuant to the sale of Design Components (See Footnote 1-24).
                                   The secured debt owed to Bank of America by Kevco, Inc. (Case No.
                                   401-40783-BJH-11) has been guaranteed by all of its co-debtors
                                   (See Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet. Kevco, Inc.'s report will reflect the cash portion of the transaction.

       3                   1       Pursuant to the February 12, 2001 Order (1) Authorizing Continued
                                   Use of Existing Forms and Records; (2) Authorizing Maintenance of
                                   Existing Corporate Bank Accounts and Cash Management System; and
                                   (3) Extending Time to Comply with 11 U.S.C. Section 345
                                   Investment Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number
                                   1295026976. The Bank of America lead account is administered by, and held in the name of, Kevco Management Co. (co-debtor, Case
                                   No. 401-40788-BJH-11). Accordingly, all cash receipts and
                                   disbursements flow through Kevco Management's Bank of America DIP account. A schedule allocating receipts and disbursements among
                                   Kevco, Inc. and its subsidiaries is included in this report as a
                                   Supplement to Accrual Basis -3. Debtor does maintain a small petty cash account that is included in the cash supplement schedule.